EXHIBIT 10.6

                 THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT
                             (MEDTRONICS BUILDING)

     This Third Amendment To Purchase and Sale Contract (this "Amendment") is entered into as of the 30th day of November, 1999, by and between CENTURY PENSION INCOME FUND XXIII, a California limited partnership ("Seller"), and PACIFICA ENTERPRISES L.A., LLC, a California limited liability company ("Purchaser"), and 18011 MITCHELL, LLC, a California limited liability company ("Assignee"), with respect an escrow established with Chicago Title Company, as Escrow No. 91005530-X70 (the "Escrow").
     Reference is made to that certain Purchase and Sale Contract dated as of September 23, 1999 between Purchaser and Seller, as amended by Amendments dated as of November 10, 1999 and November 23, 1999 (collectively, the "Contract"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.
     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and Seller desire to further amend the Contract pursuant to the terms set forth below.
     1. ASSIGNMENT BY PURCHASER. Purchaser hereby nominates Assignee, as Purchaser under the Contract. Purchaser hereby assigns to Assignee Purchaser's interests under the Contract, and Assignee hereby agrees to assume all of Purchaser's obligations and liabilities under the Contract. Seller hereby agrees to the foregoing nomination, assignment and assumption on the condition that Purchaser shall not be released from its liability and obligations under the Contract in the event of a breach of the Contract by Assignee.
     2. COUNTERPARTS. This Amendment may be executed in counterparts, each of which when compiled together shall constitute one and the same original.

     All other terms and conditions of the Contract remain unmodified and in full force and effect.
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     IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment as of the date written above.

                                      "SELLER"

                                      CENTURY PENSION INCOME FUND XXIII
                                      a California limited partnership

                                      By:Fox Partners V,
                                         a California limited partnership,
                                         its general partner

                                      By:Fox Capital Management Corporation,
                                         a California corporation,
                                         its general partner

                                      By:
                                      Name:
                                      Its:



                                      "PURCHASER"

                                      PACIFICA ENTERPRISES L.A., LLC,
                                      a California limited liability company

                                      By:
                                      Name:
                                      Its:



                                      "ASSIGNEE"

                                      18011 MITCHELL ROAD, LLC,
                                      a California limited liability company

                                      By:Realty Fund, LLC,
                                         a California limited liability company,
                                         its Manager

                                      By:
                                      Name:
                                      Its:  Manager